Neuberger Berman Income Funds®  (“Income Funds”)
Neuberger Berman Core Bond Fund
Neuberger Berman Strategic Income Fund

Supplement to the Summary Prospectuses, Prospectuses and Statement of Additional Information of Income Funds, each dated February 28, 2023, as amended and supplemented

The following change applies to the Summary Prospectuses, Prospectuses and Statement of Additional Information of Neuberger Berman Core Bond Fund and Neuberger Berman Strategic Income Fund (the “Funds”):

Brad Tank, Chief Investment Officer and Global Head of Fixed Income and Co-Portfolio Manager of the Funds intends to transition to a Senior Advisor role on or about December 31, 2024. Mr. Tank will cease his portfolio management responsibilities at that time.

As part of a multi-year leadership transition process, Ashok Bhatia, who is currently Neuberger Berman’s Deputy Chief Investment Officer of Fixed Income, will assume the role of Co-Chief Investment Officer of Fixed Income, sharing responsibilities with Mr. Tank, effective January 1, 2024. Mr. Bhatia has been Deputy Chief Investment Officer of Fixed Income since 2018, working closely with Mr. Tank throughout his tenure. Effective with Mr. Tank’s transition to a Senior Advisor role at the end of 2024, Mr. Bhatia will assume the role of Chief Investment Officer and Global Head of Fixed Income. Mr. Tank’s new role as a Senior Advisor will allow him to continue lending his insights to fixed income teams and business leaders throughout Neuberger Berman, leveraging his 40 years in fixed income markets and the breadth of his experience.

Thanos Bardas, David M. Brown, Nathan Kush, and Olumide Owolabi, who have been co-portfolio managers of the Neuberger Berman Core Bond Fund since 2008, 2008, 2017, and 2023, respectively, will remain co-portfolio managers of the Neuberger Berman Core Bond Fund.

Thanos Bardas, Ashok Bhatia, and David M. Brown, who have been co-portfolio managers of the Neuberger Berman Strategic Income Fund since 2009, 2017, and 2009, respectively, will remain co-portfolio managers of the Neuberger Berman Strategic Income Fund.

The date of this supplement is December 14, 2023.

Please retain this supplement for future reference.

Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104 Shareholder Services 800.877.9700 Institutional Services 800.366.6264 www.nb.com